Note 8 - Vessels	6 Months Ended
Jun. 30, 2014
Property, Plant and Equipment [Abstract]
Property, Plant and Equipment Disclosure [Text Block]
8.	Vessels:

The amounts in the accompanying consolidated balance sheets are analyzed as follows:

	Vessel Cost	Accumulated Depreciation	Net Book Value
Balance, December 31, 2013	-	-	-
—Additions	38,958	-	38,958
—Depreciation	-	(39)	(39)
Balance, June 30, 2014	38,958	(39)	38,919

In June 20, 2014 Monte Carlo 71 Shipping Company Limited, a wholly owned subsidiary of the Company, acquired from Million Hope Maritime SA, a company affiliated with the Company's President, Chief Executive Officer and Director, Evangelos J. Pistiolis, vessel Hull No S406, for an aggregate purchase price of $38,250, as per a Memorandum Of Agreement signed in February 2014. The Company renamed Hull No S406 to M/T Eships Taweelah. The Company capitalized an amount of $708, as other capitalized expenses, including 1% brokerage commission, relating to the acquisition of the vessel.